SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 28, 2008
                                                         -----------------

                     FIRST LITCHFIELD FINANCIAL CORPORATION
                     --------------------------------------
               (Exact name of Registrant as Specified in Charter)


          Delaware                       0-28815                 06-1241321
          --------                       -------                 ----------
(State or other Jurisdiction     (Commission File Number)      (IRS Employer
      of Incorporation)                                      Identification No.)


        13 North Street, Litchfield, Connecticut         06759
        ----------------------------------------         -----
         (Address of Principal Executive Offices)      (Zip Code)

       Registrant's telephone number, including area code: (860) 567-8752
                                                           --------------

                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K, Current Report
First Litchfield Financial Corporation



Section 8.  Other Events.
            ------------

         Item 8.01.  Other Events.
                     ------------

         The Board of Directors of First Litchfield Financial Corporation (the "Company") declared a $0.15 per share quarterly cash dividend at their February 28, 2008 Board Meeting. The quarterly cash dividend will be paid on April 28, 2008, to stockholders of record as of March 11, 2008.

Section 9.  Financial Statements and Exhibits.
            ---------------------------------

         Item 9.01  Financial Statements and Exhibits.
                    ---------------------------------

         (a) Not applicable.
         (b) Not applicable.
         (c) Exhibits.
             99.1   Press release dated February 29, 2008.




                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                        FIRST LITCHFIELD FINANCIAL CORPORATION


                                        BY:  /s/  JOSEPH J. GRECO
                                             ------------------------
                                        President and Chief Executive Officer


Dated:  February 29, 2008


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